UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2022
Conformis, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive
Billerica, MA 01821
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CFMS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2022, Richard Meelia, a member of the Board of Directors (the “Board”) of Conformis, Inc. (the “Company”), notified the Board of his decision not to stand for re-election as a class I director at the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), and to retire from the Board effective as of immediately prior to the 2022 Annual Meeting. Mr. Meelia’s decision not to stand for re-election and to retire from the Board is not related to any disagreement with the Company or the Board regarding any matter related to the Company’s operations, policies or practices.

Following recommendation by the Board’s Nominating and Corporate Governance Committee, the Board has determined to nominate Gary P. Fischetti for election as a Class I director at the 2022 Annual Meeting to fill the seat currently held by Mr. Meelia. The Board has determined that Mr. Fischetti will qualify as an “independent director” under applicable Nasdaq listing rules. The 2022 Annual Meeting is currently expected to occur on May 4, 2022.

Item 7.01.	Regulation FD Disclosure.
On March 11, 2022, the Company issued a press release furnished herewith as Exhibit 99.1 regarding certain of the matters described in Item 5.02.

The information contained in this Item 7.01, including the press release attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1*	EX-99.1 Press Release, dated March 11 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: March 11, 2022	By:	/s/ Robert S. Howe
Robert S. Howe
Chief Financial Officer